CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES
    INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934

                                                                    EXHIBIT 10.1


                            DIGITAL CINEMA AGREEMENT

     THIS DIGITAL CINEMA AGREEMENT (this "Agreement") is made and entered into as of October 20, 2005 by and between UNIVERSAL CITY STUDIOS LLLP, a Delaware corporation ("Distributor"), and CHRISTIE/AIX, INC., a Delaware corporation ("Christie/AIX").

                                    RECITALS

     WHEREAS, Christie/AIX is in the business of deploying digital systems for use in exhibiting digital versions of theatrical feature films; and

     WHEREAS, Distributor is in the business of producing and distributing theatrical feature films, and is interested in distributing digital versions of theatrical feature films.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth below, and for other valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, the parties hereby mutually agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms have the meanings set forth below:

     "Contract Year" means a one-year period beginning on November 1st of one year and ending on October 31st of the following year. The first "Contract Year" is November 1, 2005 to October 31, 2006.

     "Cineplex" means a theater with multiple cinema auditoriums.

     "DCI" means Digital Cinema Initiatives, LLC.

     "DCI Specification" means the Digital Cinema System Specification V1.0 dated July 20, 2005 issued by DCI.

     "Digital System" means collectively one or more Projection Systems, a central storage server connecting all Projection Systems within a Cineplex, Theater Management Software, and such other system components and software as are required to meet the standards set forth in the DCI Spec, all of which have an Installation Date within the Roll-Out Period.

     "Digital Title" means a digitized version of a theatrical feature film released by a motion picture studio.

     "Engagement" means the period beginning with an opening date of a Digital Title within a Cineplex and ending on the closing date (i.e. the last date of a continuous run beginning on the opening date) of that Digital Title within that same Cineplex.

     "Exhibitor" means the owner or operator of one or more Cineplexes used for the exhibition of theatrical feature films. . "Installation Date" means, in respect of a Digital System, the date on which the Digital System becomes operational.

     "Major Studio" means Distributor, Disney, Fox, Paramount, Sony Pictures Entertainment and Warner Bros.

     "Projection System" means collectively a system deployed by Christie/AIX consisting of a DLP Cinema 2k projector, capable of both 2-D and 3-D display, and a digital cinema server for each theatre screen. Each Projection System will be a part of a Digital System.

     "Roll-Out Period" means *** through ***.

     "Security Breach" means a failure to comply with the DCI Specification which results in (i) the unauthorized copying of encrypted versions of content stored in a Digital System, or (ii) the interception of the data stream as the digitized content is moved within the Digital System or from one component of the Digital System to another, such that (in either circumstance) an unauthorized copy of such content is able to be duplicated and displayed in unencrypted form on a device other than a Digital System in the same Cineplex.

     "System Error" means any cause of a malfunction of a Digital System which is completely internal to the Digital System without any external influence.

     "Territory"  means  the  United  States,   including  its  territories  and
possessions, and Canada.

     "Theater Management Software" means computer software that allows a Digital System to be controlled and monitored and permits show programming.

     "VPF" means a virtual print fee, in the applicable amount determined under Attachment C hereto.


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***CONFIDENTIAL  PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

     2. TERM. Unless earlier terminated as provided for in this Agreement, the term of this Agreement will commence on October 20, 2005 and end on October 31, 2017.

     3. DEPLOYMENT.

     (a) Christie/AIX will begin deployment of the Digital Systems immediately upon reaching written agreement concerning the theatrical release of Digital Titles with (i) Distributor and at least two Major Studios or, alternatively, with Distributor, one Major Studio and both DreamWorks and New Line; and (ii) at least one Exhibitor. Notwithstanding the foregoing, Christie/AIX reserves the right to commence deployment at any time prior to entering into such written agreements. Christie/AIX will retain the services of Christie to install the Digital Systems.

     (b) The maximum number of Projection Systems to be deployed and covered under this Agreement will be *** Projection Systems.

     (c) Christie/AIX will deploy fully operational Projection Systems for at least ***% of the screens in any complex where any Projection System is deployed by Christie/AIX.

     4. DCI SPECIFICATION COMPLIANCE. Initially, Christie/AIX will deploy Digital Systems that comply with the DCI Specification except to the extent that technology necessary for compliance with the DCI Specification is not commercially available, and in any event will have JPEG2000 capability. When the technology necessary to make Digital Systems compliant with the DCI Specification becomes commercially available, Christie/AIX will (a) thereafter deploy Digital Systems that are compliant with the DCI Specification and (b) within four (4) months after such availability (or, in the case of a Security Breach, in such shorter time as may be reasonably practical) upgrade Digital
Systems previously deployed in order to bring such Digital Systems into compliance with the DCI Specification. Christie/AIX will require each Exhibitor to which Digital Systems are deployed to agree, in substance, to not do anything which would render Digital Systems non-compliant with, or prevent Digital Systems from being non-compliant with, the DCI Specification during the term of this Agreement. Upon written notice by Distributor to Christie/AIX that a Security Breach has occurred and is continuing, the parties shall promptly meet and confer in good faith to discuss an appropriate solution to remedy such Security Breach and shall use reasonable commercial efforts to reach a reasonable remedy acceptable to both parties. If within one hundred twenty (120)

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***CONFIDENTIAL  PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

days after such notice the parties are unable to agree on an appropriate remedy for such Security Breach, or if within one hundred eighty (180) days after such notice Christie/AIX has not implemented a mutually agreeable remedy to such Security Breach, Distributor shall have the right to terminate this Agreement by written notice to Christie/AIX. Digital Systems will consist of the equipment listed on Attachment A and will have the capabilities described on Attachment A.

     5. REPORTING AND MAINTENANCE.

     (a) During the Roll-Out  Period,  Christie/AIX  will provide to Distributor
(i) monthly written reports showing (A) all theater locations at which Digital Systems were installed during the prior month and the number of screens for which Digital Systems were installed at each such theater location, (B) all theater locations at which Digital Systems became fully operational during the prior month and the number of screens for which Digital Systems became fully operational at each such theater location, and (C) on a cumulative basis all theater locations where installed and fully operational Digital Systems are located and the number of screens for which Digital Systems are installed and fully operational at each such theater location (reflecting any changes in the location of Digital Systems subsequent to initial installation). Upon the installation of Digital Systems, Christie/AIX will promptly furnish to Distributor certification by Christie (or the appropriate subcontractor if other than Christie) that such Digital Systems are in compliance with the requirements of Section 4.

     (b) During the term of this Agreement, Christie/AIX or its subcontractors will:

          (i) during the hours of 5:00 am Pacific time to 2:00 am Pacific time the following day, seven days a week, provide telephone technical support for Digital Systems which have been employed; and

          (ii) provide on-site regular preventative maintenance and emergency repairs for Digital Systems which have been deployed, and perform all such services in a professional and competent manner.

     6. DISTRIBUTOR'S OBLIGATION REGARDING DIGITAL RELEASES.

     (a) Distributor agrees that Digital Title versions of theatrical feature films released by Distributor will be made available in accordance with Attachment B.

     (b) If Distributor agrees with an Exhibitor to license a theatrical feature film to any auditorium for which a fully operational Projection System is installed, Distributor will comply with Section 7. Subject to compliance with
Section 7, Distributor may in its discretion, in addition to providing a Digital Title version of the theatrical feature film for the auditorium to which licensed, also provide a physical film print of such theatrical feature film for showing in such auditorium. Nothing herein shall preclude Distributor from providing to an Exhibitor physical film prints for showing in any auditorium for which a fully operational Projection System is not installed.

     (c) Focus Features and Rogue Pictures will not have any obligation to release Digital Title versions of any theatrical feature film either of them may release release. In the event Focus Features or Rogue Pictures, in its discretion, does release Digital Title versions of theatrical feature films either of them may release, Distributor may elect, by written notice to Christie/AIX, to have any or all of such Digital Titles included for all purposes under this Agreement, including without limitation aggregation of VPFs paid on such Digital Titles with other VPFs paid by Distributor for purposes of VPF discounts provided for in Attachment C.

     (d) In the event that a Digital System is subject to a Security Breach, Distributor will have no obligation to provide a Digital Title to that Digital System until such Security Breach is cured.

     7. DISTRIBUTOR'S OBLIGATION REGARDING VIRTUAL PRINT FEES. Distributor will pay to Christie/AIX one Virtual Print Fee ("VPF"), in the applicable amount determined under Attachment C, per Engagement for each auditorium in a Cineplex for which a Digital Title is booked by Distributor and shown on a Digital System. Distributor will not pay a VPF for:

     (i) Trailers;

     (ii) Material of less than 15 minutes duration which Distributor programs and licenses to be exhibited only with the Digital Title (e.g., short subjects, cartoons);

     (iii) Moveovers, i.e., presentation of a Digital Title in an auditorium other than the auditorium where the Digital Title opened at the beginning of the Engagement, but within the same Cineplex;

     (iv) An auditorium where the Digital System malfunctions by reason of System Error for two consecutive showings;

     (v) Exhibition on a Projection System more than 10 years after the Installation Date of that Projection System; or

   (vi) Premieres, sneak previews or other one-off showings.

In addition, if, within a Cineplex, a Digital Title of a theatrical feature film is booked to and opens in an auditorium in which a Projection System is installed and fully operational and the Digital Title is thereafter moved to an auditorium containing only a 35mm projector, with the result that Distributor has to pay for the manufacture and delivery of a new 35mm print to such Cineplex to enable the moveover, then Distributor will not pay a VPF for such Engagement of such Digital Title at such Cineplex, or, if a VPF has already been paid, Distributor will be entitled to a full refund or credit in the amount of such VPF. In the event of any such moveover as described in the immediately preceding sentence, Distributor will use all reasonable business efforts to deliver an existing print from another location and otherwise minimize the need to manufacture and deliver a new 35mm print.

     8. MFN. Christie/AIX agrees that the VPFs charged by Christie/AIX to Distributor in any Contract Year will not exceed the lowest VPFs charged by Christie/AIX in such Contract Year to any other distributor of commercial motion pictures, except as may result from the effect of quantity discounts which are offered by Christie/AIX on comparable terms both to Distributor and to any other distributor of commercial motion pictures.

     9. DISTRIBUTOR'S OBLIGATION REGARDING WATERMARKING LICENSE FEES. If Christie/AIX licenses watermarking technology in order to have Digital Systems comply with the DCI Spec, Distributor will negotiate with Christie/AIX to determine what additional fee should be paid by Distributor for the watermarking technology, provided however that (i) the fee will be based upon Christie/AIX's actual direct out-of-pocket costs pro-rated over all of Christie/AIX's customers; (ii) the maximum fee will be an increase of $*** per VPF; and (iii) the cost to Distributor to recover the watermark identification shall not exceed any comparable DCI compliant watermarking systems.

     10. INVOICING, RECORD KEEPING AND AUDITS. Christie/AIX will invoice Distributor for VPFs in the month following the month in which the payment obligation for the VPF accrues, and payment is due net forty-five (45) days from the date of invoice. Distributor will regularly report to Christie/AIX details of all bookings of Digital Titles by Distributor to such locations. Christie/AIX will require Exhibitors to regularly report to Christie/AIX all showings of Digital Titles on Digital Systems or otherwise permit Christie/AIX to have access to such information, it being agreed by Distributor that Distributor will not be permitted to audit or have access to such information without the consent of the appropriate Exhibitors. Christie/AIX will, for at least three (3) years from the date of invoice, keep records of all information on which invoices to Distributor are based. Distributor, at its sole expense, will have the right to audit, during normal business hours and upon reasonable advance notice, but no more than once in any calendar year, such records solely for the purpose of verifying amounts invoiced by Christie/AIX to Distributor. Distributor will, for at least three (3) years, keep records of all bookings of Digital Titles, and Christie/AIX, at its sole expense, will have the right to audit, during normal business hours and upon reasonable advance notice, but no more than once in any calendar year, such records solely for the purpose of verifying amounts payable by Distributor to Christie/AIX.

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***CONFIDENTIAL  PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

     11. OTHER COSTS. Distributor is responsible for any and all costs relating to producing, encoding, encrypting, packaging, marketing and delivering Digital Titles. Except for payment of VPFs to Christie/AIX as required under this Agreement, payment of amounts negotiated pursuant to Section 9 and payment for any services provided by separate agreement between Christie/AIX and Distributor pursuant to Section 12, Distributor will not be responsible for payment to Christie/AIX with respect to any cost items arising in connection with the deployment of Digital Systems, including installation, testing, or other on-site costs.

     12. SUPPLEMENTARY SERVICES. Christie/AIX, directly or through subcontractors, will provide such content delivery, key management or other supplementary services as may be agreed to between Distributor and Christie/AIX from time to time in writing.

     13. CITYWALK THEATERS. Christie/AIX will use reasonable commercial efforts to take such steps as may be necessary to deploy Digital Systems to the Cineplex doing business as "Universal Citywalk Hollywood" and the Cineplex doing business as "Universal Citywalk Orlando," including the negotiation of mutually acceptable equipment license agreements with the owners of such theaters.

     14. NON-EXCLUSIVE. Nothing contained in this Agreement creates, or shall be construed as creating, an exclusive relationship between the parties, and each party shall be free to enter into agreements with any other party with respect to all aspects of digital cinema.

     15. INTELLECTUAL PROPERTY. Nothing contained in this Agreement grants, or shall be construed as granting, to either party any right or license to use any intellectual property of the other, and each party reserves all rights to its intellectual property.

     16. RELATIONSHIP OF PARTIES. The relationship between the parties established under this Agreement is that of independent contractors, and neither party is, or shall be construed to be, a partner, joint venture partner, distributor, franchisee, agent or employee of the other. Neither party shall have the right or power to act for the other to bind the other in any manner.

     17. FORCE MAJEURE. If the performance of this Agreement or of any obligation hereunder by either party is prevented, restricted or interfered with by reason of war or other violence, terrorism, fire, flood, earthquake, typhoon or other casualty or accident, strikes or labor disputes, governmental action, or any other act or condition whatsoever beyond the reasonable control of such party, such party shall be excused from performance for so long as such cause continues.

     18. TERMINATION.

     (a) If for any reason Christie/AIX does not deploy a minimum of *** fully operational Projection Systems by no later than ***, either party may terminate this Agreement with no further obligation to Christie/AIX;

     (b) If for any reason Christie/AIX does not meet the following requirements, other than by reason of failing to obtain debt financing on reasonable terms, Distributor may terminate this Agreement with no further obligation to Christie/AIX:

          (i) Deploy a minimum of *** fully operational Projection Systems no later than ***; and

          (ii) Deploy a minimum of *** fully operational Projection Systems no later than the end of the Roll-Out Period.

     (c) Either party may terminate this Agreement by written notice to the other party in the event the other party materially breaches any of its obligations hereunder and fails to cure such breach within sixty (60) days after the non-breaching party gives written notice of such breach to the breaching party; provided, however, that to the extent such breach is susceptible of cure and the breaching party has commenced a cure within such period, such period shall continue for as long as the breaching party diligently pursues a cure.

     (d) Either party may terminate this Agreement with or without notice to the other party in the event the other party dissolves or ceases to transact business, or in the event a bankruptcy proceeding is commenced by or against the other party, a receiver is appointed for all or substantially all of the assets of the other party, or the other party admits in writing its inability to pay its debts a they fall due.

     19. SURVIVAL. Sections 1, 15, 19, 20, 22, 23 and 26-33 and any accrued payment obligations shall survive any expiration or termination of this Agreement.

     20. CONFIDENTIALITY. Except as required under applicable law, including federal securities laws, Distributor and Christie/AIX shall keep confidential, and not disclose to any third party, the provisions and content of this Agreement, and all information provided by either party to the other under or in connection with this Agreement. The parties may, however, disclose such provisions, content and information to their respective affiliates, attorneys, accountants, lenders, advisors, consultants, subcontractors, agents and representatives (collectively, "Representatives") on a confidential basis, provided that each party shall be responsible for any failure of any of its Representatives to observe the confidentiality obligations of such party under

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***CONFIDENTIAL  PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

this Agreement. The confidentiality obligations under this Section 20 shall not apply to any information which (a) is or becomes generally available to the public other than as a result of disclosure by Distributor or Christie/AIX, (b) is known to the receiving party at the time of disclosure and not subject to any other confidentiality obligation by which the receiving party is bound; (c) is received from a third party (other than a Representative of the other party) which is not bound by a confidentiality obligation with respect to such information. Each party may disclose information subject to the confidentiality obligations of this Section 20 as required by subpoena or order of any court or governmental entity, provided that such party gives prompt notice to the other party to allow the other party the opportunity of seeking a protective order or other relief. Distributor expressly agrees that auditors engaged by any other motion picture distributor to conduct a most favored nations audit of Christie/AIX in connection with digital cinema shall be permitted to review this Agreement. The foregoing obligations will survive the expiration or any termination of this Agreement.

     21. PRESS RELEASES. Distributor may issue a press release regarding the execution of this Agreement in such form as reasonably approved by Christie/AIX. Christie/AIX may issue a press release regarding the execution of this Agreement, in such form as reasonably approved by Distributor.

     22. LIMITATION OF LIABILITY. The parties agree that in any arbitration or other action regarding or related to this Agreement, the damages that may be awarded shall be limited to any actual damages suffered; provided, however, that IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, OR ANY CLAIM FOR LOSS OF PROFITS, LOST BUSINESS, OR LOST BUSINESS OPPORTUNITIES, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     23. DISPUTE RESOLUTION.

     (a) Any controversy, claim, or dispute arising out of or related to this Agreement or the interpretation, performance, or breach hereof, including but not limited to alleged violations of state or federal statutory or common law rights or duties (a "Dispute") shall be resolved according to the procedures set forth in this Section 23 which shall constitute the sole dispute resolution mechanism hereunder.

   (b) In the event that the parties are unable to resolve any Dispute after meeting and attempting in good faith to reach a negotiated resolution, such Dispute(s) shall first be mediated by a retired judge or justice of any California state or federal court. If the parties are unable to agree upon a mediator, either party may apply to the Los Angeles office of JAMS/Endispute or its successor ("JAMS") for the appointment of a mediator from a panel of retired judges and justices maintained by that organization.

     (c) If the parties are unable to resolve one or more Dispute(s) by mediation, then either party may initiate arbitration of such Dispute(s). The arbitration shall be initiated and conducted according to the JAMS/Endispute Comprehensive Arbitration Rules and Procedures in effect as of the date hereof, including the Optional Appeal Procedure provided for in such rules (the "Arbitration Rules"). The arbitration shall be conducted in Los Angeles County, California before a single neutral arbitrator appointed in accordance with the Arbitration Rules, except that the parties shall be entitled to undertake discovery in the arbitration in accordance with the statutory provisions and rules applicable, as of the date of the first arbitration notice, to discovery in civil actions before a Superior Court of the State of California in Los Angeles County. The arbitrator shall have the authority to hear and rule upon all discovery motions and, in connection therewith, to award sanctions as appropriate in accordance with the then-prevailing California law. Any appeal shall be heard and decided by a panel of three neutral arbitrators. The neutral arbitrator and the members of any Appeal Panel shall be retired judges or justices of any California state or federal court. In all their substantive (as opposed to procedural or discovery-related) rulings, the arbitrator and Appeal Panel shall apply California law. If either party refuses to perform any or all of its obligations under the final arbitration award (following appeal, if applicable) within thirty (30) days of such award being rendered, then the other party may enforce the final award in any court of competent jurisdiction in Los Angeles County. Except to the extent otherwise required pursuant to the applicable JAMS rules and procedures and applicable law, each party will pay the fees of its respective attorney(s), the expense of its witnesses, cost of any record or transcript of the arbitration, and any other expenses connected with the arbitration that such party might be expected to incur had the Dispute been subject to resolution in court.

     (d) Any Dispute or portion thereof, or any claim for a particular form of relief (not otherwise precluded by any other provision of this Agreement), that may not be arbitrated pursuant to applicable state or federal law may be heard in a court of competent jurisdiction in Los Angeles County. If a party believes in good faith that all or part of a Dispute, or any claim for relief or remedy sought, is not subject to arbitration under then-prevailing law, then that party may seek a determination to that effect from an appropriate court. If the court determines that the matter is not arbitrable or that the remedy sought is not available in arbitration, then the specific matter or request for remedy in question shall be resolved by the court, sitting without a jury, and the parties hereby irrevocably waive their respective rights to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action or other proceeding brought by any party against any other party or parties with respect to any matter arising out of, or in any way connected with or related to, this Agreement or any portion thereof, whether based upon contractual, statutory, tort or other theories of liability. All other matters and claims for relief shall be subject to resolution as set forth above.

     (e) Notwithstanding anything to the contrary herein, the sole right of Christie/AIX as to any breach or alleged breach hereunder by Distributor shall be the recovery of money damages, and in no event may Christie/AIX obtain, and Christie/AIX agrees not to seek, injunctive or other equitable relief with respect to any breach of Distributor's obligations hereunder. For avoidance of doubt, in no event shall Christie/AIX have the right to enjoin the development, production, distribution, or exploitation of Distributor's content.

     24. ASSIGNMENT. Neither party may assign this Agreement without the written consent of the other party, and any attempted assignment without such consent will be void; provided that either party may assign all (but not less than all) of its rights and obligations hereunder without prior written consent (i) to a corporation or entity controlled by, controlling, or under common control with such party, (ii) to any corporation with which such party is merged or consolidated, or (iii) to any corporation or entity which succeeds to all or substantially all of such party's assets. No assignment will relieve the assignor from its obligations under this Agreement. Notwithstanding the foregoing, Christie/AIX may assign this Agreement to a bankruptcy remote vehicle ("BRV") established in connection with the financing of the acquisition of Digital Systems for deployment as contemplated by this Agreement, and, in connection with any such financing, Christie/AIX or any such BRV may grant security interests in or collaterally assign this Agreement in favor of any bank or insurance company which is directly or indirectly publicly held and whose primary business is finance or insurance or any collateral agent for any such banks or insurance companies; provided, however, that any such assignment will not relieve the assignor from its obligations under this Agreement.

     25. NOTICE. All notices and communications required or permitted under this Agreement shall be in writing, shall be sent by facsimile, overnight courier (e.g., Federal Express) or airmail, postage prepaid, in accordance with the following, and shall be effective upon receipt:

    CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC.
            OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH
              RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934


If to Christie/AIX:        Christie/AIX, Inc.
                           c/o Access Integrated Technologies, Inc.
                           55 Madison Avenue, Suite 300
                           Morristown, NJ 07960
                           Attention:
                           Fax: 973-290-0081

If to Distributor          Universal City Studios LLLP
                           100 Universal City Plaza
                           Universal City, CA 91608
                           Attention:
                           Fax:

     26. WAIVERS. Any waiver by either party of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of that or any other provision of this Agreement. Any waiver must be in writing. Failure by either party to insist upon strict adherence to any provision of this Agreement on one or more occasions will not deprive such party of the right to insist upon strict adherence to that or any other provision of this Agreement on any future occasion.

     27. CHOICE OF LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to conflict of laws principles.

     28. CONSTRUCTION. Each party has consulted with its own legal counsel in connection with the negotiation and execution of this Agreement, and this Agreement shall not be construed more strictly against one party than against the other party by reason of such party's role in preparing this Agreement or for any other reason.

     29 HEADINGS. The headings and titles contained in this Agreement are for the sake of convenience only and have no bearing on the content or substance of this Agreement.

     30.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     31. FACSIMILE. This Agreement may be executed by facsimile, and a facsimile of this Agreement shall constitute an original for all purposes. In the event this Agreement is executed by facsimile, either party may require the other party to provide an executed original.

     32. SEVERABILITY. If any provision of this Agreement is adjudicated void, illegal, invalid or unenforceable, the remaining terms and conditions will not be affected, and each of the remaining terms and conditions of this Agreement will be valid and enforceable to the fullest extent permitted by law, unless a party demonstrates by a preponderance of the evidence that the invalid provision was an essential economic term of the Agreement.

     33. ENTIRE AGREEMENT. This Agreement, including the attachments hereto, contains the entire understanding of the parties relating to the subject matter contained in this Agreement and supersedes all prior and contemporaneous discussions and writings between them. This Agreement may only be amended by a written instrument, signed by the duly authorized representatives of Christie/AIX and Distributor, that expressly amends this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ACCEPTED AND AGREED:

    For Christie/AIX, Inc.:            X----------------------------------------
                                        ----------------------------------------
                                        By:
                                        Title:


    For Universal City Studios LLLP:   X----------------------------------------
                                        ----------------------------------------
                                        By:
                                        Title:

                                 ATTACHMENT A

                LIST OF EQUIPMENT AND DESCRIPTION OF CAPABILITIES

I. CENTRAL STORAGE SERVER (AKA LIBRARY MANAGEMENT SERVER (LMS)) QUANTITY - 1 PER COMPLEX
     a.   Capabilities

          >>   Central redundant  storage for encrypted and compressed  JPEG2000 content.
          >>   Provides an interface for content delivery services.
          >>   Allows full automation of content receipts.
          >>   Utilizes  Theater  Management  Software (TCC) to schedule content for any screen in the theatre complex.
          >>   SNMP enabled.

     b.   Equipment List

          >>   Rack enclosure
          >>   Rack power UPS and distribution unit
          >>   Rack  mount  Keyboard,  Monitor  and Mouse
          >>   KVM Switch
          >>   Dual "Server Class" computers
          >>   RAID Array Chassis with storage
          >>   Gigabit Ethernet Switch for Media distribution
          >>   Ethernet Switch for Management

II.  PROJECTION SYSTEM
     QUANTITY - 1 PER SCREEN
     a.   Capabilities
          >>   Playback of 2-D and 3-D JPEG 2000 encoded content.
          >>   Local management of playlist.
          >>   Automated  control of booth  equipment  via hardware and software interface.

     b.   Equipment List
          >>   2k DLP Cinema projector
          >>   Pedestal and power supply
          >>   Xenon lamp
          >>   Primary zoom lens
          >>   Anamorphic lens and mount
          >>   Theatre automation interface
          >>   Equipment rack
          >>   JPEG 2000 screen server with local interface
          >>   UPS
          >>   Ethernet Network switch for auditorium management
          >>   Audio 6-channel interface

                                  ATTACHMENT B

                       MINIMUM DIGITAL TITLE AVAILABILITY

     During each period specified below, the number of Distributor Digital Titles will, as a percentage of all Distributor wide release titles (defined as *** or more screens on initial national release) during that period, equal or exceed the applicable percentage shown below. (If the percentage results in a fractional number, Distributor may round down to the next whole number.)

PERIOD                                                  MINIMUM PERCENTAGE
------------------------------------------------------- ------------------------
March 1, 2006 - October 31, 2006                        ***%
2nd Contract Year                                       ***%
3rd  Contract Year                                      ***%
4th  Contract Year                                      ***%
5th  Contract Year                                      ***%
6th Contract Year                                       ***%
7th  Contract Year                                      ***%
8th Contract Year                                       ***%
9th Contract Year                                       ***%
10th Contract Year                                      ***%
11th Contract Year                                      ***%
12th Contract Year                                      ***%
13th Contract Year                                      ***%
14th Contract Year                                      ***%
15th Contract Year                                      ***%

--------------------------------------------------------------------------------
***CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT C

                           VIRTUAL PRINT FEES ("VPF")


1. STANDARD RATE. The first *** VPFs paid by Distributor to Christie/AIX in any Contract Year will be at the applicable rate set forth in the table below (the "STANDARD RATE").


           CONTRACT YEAR                          VIRTUAL PRINT FEE
-------------------------------------- -----------------------------------
                1st                                    $***
                2nd                                    $***
                3rd                                    $***
                4th                                    $***
                5th                                    $***
                6th                                    $***
                7th                                    $***
     1.         8th                                    $***
                9th                                    $***
                10th                                   $***
                11th                                   $***
                12th                                   $***
                13th                                   $***
                14th                                   $***
                15th                                   $***

     2. DISCOUNT BASED ON NUMBER OF PARTICIPATING DISTRIBUTORS.

     (a) For purposes of this Section 2, "Major Distributors" means Distributor, Disney, Fox, Paramount, Sony Pictures Entertainment or Warner Brothers, or in lieu of any of the foregoing, any affiliate of any of the foregoing which is a primary releasing entity for its motion pictures. To the extent that any Major Distributor is merged with or taken over by any other Major Distributor, the successor entity shall count as two studios for purposes of this Section 2.

     (b) If by the end of the first Contract Year:

          (i) a total of *** Major Distributors have executed agreements with Christie/AIX which relate to the same general subject matter as this Agreement, then in the second through twelfth Contract Years VPFs will be reduced by ***% from the amounts set forth in the table in Section 1 or
     Section 4, as applicable; or


--------------------------------------------------------------------------------
***CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

          (ii) a total of *** or more Major Distributors have executed agreements with Christie/AIX which relate to the same general subject matter as this Agreement, then in the second through twelfth Contract Years VPFs will be reduced by ***% from the amounts set forth in the table in
     Section 1 or Section 4, as applicable.

     3. DISCOUNT BASED ON NUMBER OF VPFS.

     (a) In the event that in any  Contract  Year no discount is in effect under
Section 2.(b)(i) or (ii), then:

     (i) the first *** VPFs paid by Distributor to Christie/AIX in such Contract Year will be at the applicable rate set forth in the table in Section 1 or
Section 4, as applicable;

     (ii) thereafter, the next *** VPFs paid by Distributor to Christie/AIX in such Contract Year (i.e. *** - *** VPFs) will be at a discount of ***% from the applicable rate set forth in the table in Section 1 or Section 4, as applicable;

     (iii) thereafter, the next *** VPFs paid by Distributor to Christie/AIX in such Contract Year (i.e. *** - *** VPFs) will be at a discount of ***% from the applicable rate set forth in the table in Section 1 or Section 4, as applicable; and

     (iv). thereafter, any VPFs paid by Distributor to Christie/AIX in such Contract Year (VPFs in excess of *** VPFs) will be at a discount of ***% from the applicable rate set forth in the table in Section 1 or Section 4, as applicable.

     (b) In the event that the discount provided for in Section 2(b)(i) goes into effect, then any VPFs in excess of *** VPFs paid by Distributor to Christie in any Contract Year for which such discount is effective, will be at a total discount (including the ***% discount in effect under Section 2(b)(i)) of ***% from the applicable rate set forth in the table in Section 1 or Section 4, as applicable.

     (c) In the event that the discount provided for in Section 2(b)(ii) goes into effect, then no additional discount under Section 3 will thereafter be available in any Contract Year for which such discount is effective.

     4. DEPLOYMENT OF LESS THAN *** PROJECTION SYSTEMS. In the event that less than *** Projection Systems have been deployed as of the end of the second Contract Year, then the Standard Rate shall be revised as follows:

--------------------------------------------------------------------------------
***CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CONTRACT YEAR                          VIRTUAL PRINT FEE
-------------------------------------- -----------------------------------
        1st                                    $***
        2nd                                    $***
        3rd                                    $***
        4th                                    $***
        5th                                    $***
        6th                                    $***
        7th                                    $***
        8th                                    $***
        9th                                    $***
        10th                                   $***
        11th                                   $***
        12th                                   $***
        13th                                   $***
        14th                                   $***
        15th                                   $***


     5. TEN YEAR LIMIT. Although the VPFs set forth in the tables above are specified according to Contract Year, Christie/AIX will charge a VPF for any Digital System for only the ten (10) year period following the Installation Date of that Digital System. For example:

     (a) if a Digital System is installed during the 1st Contract Year and the table set forth in Section 1 applies, VPFs on that Digital System will be (before any applicable discount):

          (i)  $*** for the remainder of the 1st Contract Year,

          (ii) $*** for the 2nd and 3rd Contract Years,

          (iii)$*** for the 4th and 5th Contract Years,

          (iv) $*** for the 6th Contract Year through the  expiration of the ten
               (10) year period occurring in the 11th Contract Year, and

          (v) $*** for the remainder of the 11th Contract Year and for the 12th , 13th, 14th and 15th Contract Years; and

     (b) if a Digital System is installed during the 2nd Contract Year and the table set forth in Section 1 applies, VPFs on that Digital System will be (before any applicable discount):

          (i)  $*** for the remainder of the 2nd Contract Year,

          (ii) $*** for the 3rd Contract Year,

          (iii)$*** for the 4th and 5th Contract Years,

          (iv) $*** for the 6th Contract Year through the  expiration of the ten
               (10) year period occurring in the 12th Contract Year, and

          (v) $*** for the remainder of the 12th Contract Year and for the 13th, 14th, and 15th Contract Year.

--------------------------------------------------------------------------------
***CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.